                                                                      Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.

As of December 31, 1994, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
Hamilton Investments, Inc.                                                   Delaware               100%
 Alpha Source Asset Management, Inc.                                         Delaware               100%
 Craig-Hallum Corporation                                                    Delaware               100%
  Craig-Hallum, Inc.                                                         Minnesota              100%
 ProValue Investments, Inc.                                                  Delaware               100%
Household Bank, f.s.b                                                        U.S.                   100%
 Household Affinity Funding Corporation                                      Delaware               100%
 Household Bank (SB), N.A.                                                   U.S.                   100%
 Household Home Title Services, Inc.                                         California             100%
  Household Home Title Services, Inc. II                                     Maryland               100%
 Household Investment Services, Inc.                                         California             100%
  Household Insurance Services, Inc.                                         Illinois               100%
 Housekey Financial Corporation                                              California             100%
  Associations Service Corporation                                           Indiana                100%
  Household Mortgage Services, Inc.                                          Delaware               100%
  Security Investment Corporation                                            Maryland               100%
Household Commercial Canada Inc.                                             Canada                 100%
Household Credit Services, Inc.                                              Delaware               100%
Household Finance Corporation                                                Delaware               100%
 HFC Funding Corporation                                                     Delaware               100%
 HFC Revolving Corporation                                                   Delaware               100%
 HFS Funding Corporation                                                     Delaware               100%
 Household Bank (Nevada), N.A.                                               U.S.                   100%
  Household Receivables Funding Corporation                                  Nevada                 100%
  Household Receivables Funding Corporation II                               Delaware               100%
  Household Receivables Funding, Inc.                                        Delaware               100%
  Household Capital Markets, Inc.                                            Delaware               100%
 Household Card Services, Inc.                                               Nevada                 100%
  Household Bank (Illinois), N.A.                                            U.S.                   100%
 Household Credit Services of Mexico, Inc.                                   Delaware               100%
 Household Finance Receivables Corporation II                                Delaware               100%
 Household Financial Services, Inc.                                          Delaware               100%
 Household Group, Inc.                                                       Delaware               100%
  Alexander Hamilton Life Insurance Company of America                       Michigan               100%

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
   Alexander Hamilton Capital Management, Inc.                               Michigan               100%
   Alexander Hamilton Insurance Agency, Inc.                                 Michigan               100%
   Alexander Hamilton Life Insurance Co. of Arizona                          Arizona                100%
   First Alexander Hamilton Life Insurance Co.                               New York               100%
   Hamilton National Life Insurance Company                                  Michigan               100%
   Alexander Hamilton Insurance Company of America                           Michigan               100%
  Cal-Pacific Services, Inc.                                                 California             100%
  Household Business Services, Inc.                                          Delaware               100%
  Household Commercial Financial Services, Inc.                              Delaware               100%
   Business Realty Inc.                                                      Delaware               100%
    Business Lakeview, Inc.                                                  Delaware               100%
   Capital Graphics, Inc.                                                    Delaware               100%
   Color Prelude Inc.                                                        Delaware               100%
   First Source Financial, Inc.                                              Delaware               100%
   HCFS Business Equipment Corporation                                       Delaware               100%
   HCFS Corp Finance Venture, Inc.                                           Delaware               100%
   HFC Commercial Realty, Inc.                                               Delaware               100%
    Cast Iron Building Corporation                                           Delaware               100%
    Center Realty, Inc.                                                      Delaware               100%
    Com Realty, Inc.                                                         Delaware               100%
     Lighthouse Property Corporation                                         Delaware               100%
     MRP General, Inc.                                                       Delaware               100%
    G.C. Center, Inc.                                                        Delaware               100%
    Household OPEB I, Inc.                                                   Illinois               100%
    Land of Lincoln Builders, Inc.                                           Illinois               100%
    PPSG Corporation                                                         Delaware               100%
    Steward's Glenn Corporation                                              Delaware               100%
   HFC Leasing, Inc.                                                         Delaware               100%
    First HFC Leasing Corporation                                            Delaware               100%
    Second HFC Leasing Corporation                                           Delaware               100%
    Valley Properties Corporation                                            Tennessee              100%
    Fifth HFC Leasing Corporation                                            Delaware               100%
    Sixth HFC Leasing Corporation                                            Delaware               100%
    Seventh HFC Leasing Corporation                                          Delaware               100%
    Eighth HFC Leasing Corporation                                           Delaware               100%
    Tenth HFC Leasing Corporation                                            Delaware               100%
    Eleventh HFC Leasing Corporation                                         Delaware               100%

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
    Thirteenth HFC Leasing Corporation                                       Delaware               100%
    Fourteenth HFC Leasing Corporation                                       Delaware               100%
    Seventeenth HFC Leasing Corporation                                      Delaware               100%
    Nineteenth HFC Leasing Corporation                                       Delaware               100%
    Twenty-second HFC Leasing Corporation                                    Delaware               100%
    Twenty-sixth HFC Leasing Corporation                                     Delaware               100%
    Beaver Valley, Inc.                                                      Delaware               100%
    Hull 752 Corporation                                                     Delaware               100%
    Hull 753 Corporation                                                     Delaware               100%
    Third HFC Leasing Corporation                                            Delaware               100%
     Macray Corporation                                                      California             100%
    Fourth HFC Leasing Corporation                                           Delaware               100%
     Pargen Corporation                                                      California             100%
    Fifteenth HFC Leasing Corporation                                        Delaware               100%
     Hull Fifty Corporation                                                  Delaware               100%
   Household Capital Investment Corporation                                  Delaware               100%
    B&K Corporation                                                          Michigan                94%
   Household Commercial of California, Inc.                                  California             100%
    Overseas Leasing Two FSC, Ltd.                                           Bermuda                 99%
    Overseas Leasing Four FSC, Ltd.                                          Bermuda                 99%
    Overseas Leasing Five FSC, Ltd.                                          Bermuda                 99%
   Household Real Estate Equities, Inc.                                      Delaware               100%
    SPG General, Inc.                                                        Delaware               100%
   OLC, Inc.                                                                 Rhode Island           100%
    OPI, Inc.                                                                Virginia               100%
   The Generra Company                                                       Delaware                80%
  Household Finance Consumer Discount Company                                Pennsylvania           100%
  Household Finance Corporation II                                           Delaware               100%
  Household Finance Corporation of Alabama                                   Alabama                100%
  Household Finance Corporation of California                                Delaware               100%
  Household Finance Corporation of Nevada                                    Delaware               100%
  Household Finance Realty Corporation of New York                           Delaware               100%
  Household Finance Industrial Loan Company of Iowa                          Iowa                   100%
  Household Finance Realty Corporation of Nevada                             Delaware               100%
  Household Finance Corporation III                                          Delaware               100%
    Amstelveen FSC, Ltd.                                                     Bermuda                 99%
    Night Watch FSC, Ltd.                                                    Bermuda                100%
    Household Realty Corporation                                             Delaware               100%
     Overseas Leasing One FSC, Ltd.                                          Bermuda                100%
   Household Retail Services, Inc.                                           Delaware               100%
    HRSI Funding, Inc.                                                       Nevada                 100%

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
  Household Financial Center Inc.                                            Tennessee              100%
 Household Group Australia, Inc.                                             Delaware               100%
  HFC of Australia, Ltd.                                                     Victoria               100%
   Household Financial Services, Ltd.                                        New South Wales        100%
    BFC Finance Limited                                                      Victoria               100%
     Eastrock Finance Corporation Pty. Ltd.                                  Victoria               100%
    Heritage General Insurance Limited                                       New South Wales        100%
    Heritage Life Insurance Ltd.                                             New South Wales        100%
     HFC Leasing Ltd.                                                        New South Wales        100%
    Household Building Society                                               Tasmania               100%
    InterCity Lease Management Pty. Ltd.                                     New South Wales        100%
    HFC Australia Deposits Pty Limited                                       New South Wales        100%
  Household Industrial Finance Company                                       Minnesota              100%
  Household Industrial Loan Co. of Kentucky                                  Kentucky               100%
  Household Insurance Agency, Inc.                                           Nevada                 100%
  Household Recovery Services Corporation                                    Delaware               100%
  Household Relocation Management, Inc.                                      Illinois               100%
  Mortgage One Corporation                                                   Delaware               100%
  Mortgage Two Corporation                                                   Delaware               100%
  Sixty-First HFC Leasing Corporation                                        Delaware               100%
 Household Bank (California), N.A.                                           U.S.                   100%
Household Financial Group, Ltd.                                              Delaware               100%
Household Global Funding, Inc.                                               Delaware                78%
 Household International (U.K.) Limited                                      England                100%
  D.L.R.S. Limited                                                           Cheshire               100%
  HFC Bank plc                                                               England                100%
  Hamilton Life Assurance Co. Limited                                        England                100%
  Hamilton Insurance Company Limited                                         England                100%
  Hamilton Financial Planning Services Limited                               England                100%
  HFC Pension Plan Limited                                                   England                100%
  Household Funding Limited                                                  England                100%
  Household Investments Limited                                              England/Wales          100%
  Household Leasing Limited                                                  England                100%
  Household Management Corporation Limited                                   England/Wales          100%
  Household Overseas Limited                                                 England                100%
   Household International Netherlands, B.V.                                 Netherlands            100%
 Household Financial Corporation Limited                                     Ontario                100%
  Household Finance Corporation of Canada                                    Canada                 100%
  Household Realty Corporation Limited                                       Ontario                100%
  Household Trust Company                                                    Canada                 100%
  Merchant Retail Services Limited                                           Ontario                100%
Household Mexico, Inc.                                                       Delaware               100%
Household Reinsurance Ltd.                                                   Bermuda                100%